EXHIBIT 23.2


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                                                    PricewaterhouseCoopers
                                                    Chartered Accountants
                                                    Dorchester House
                                                    7 Church Street
                                                    Hamilton HM 11
                                                    Bermuda
                                                    Telephone +1 (441) 295-2000
                                                    Facsimile+1 (441) 295-1242
                                                    www.pwc.com/bermuda
March 22, 2007


CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 353-51494) of Leucadia National Corporation of our report dated March 2, 2006, relating to the financial statements of Olympus Re Holdings, Ltd., which appears in this Form 10-K.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers